UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2012

NEW CENTURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina		28334
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 10, 2012, New Century Bancorp, Inc. (the “Company”) appointed David Richard (“Rick”) Tobin, Jr. to the position of Chief Credit Officer effective February 13, 2012. Mr. Tobin has 21 years of commercial banking experience and originally joined New Century Bank, the Company’s wholly-owned subsidiary, in 2008 as senior vice president and regional credit administrator. In April of 2011, Mr. Tobin was promoted to senior credit administrator and has more recently been serving as the “acting” Chief Credit Officer.

Mr. Tobin graduated from Appalachian State University in 1979 with a bachelor’s degree in technology with business concentration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: February 13, 2012